Related Parties (Tables)	12 Months Ended
Sep. 30, 2017
Related Party Transactions [Abstract]
Schedule of related party transactions

We have agreements with service companies with respect to which two prior board members of Inspired had a direct or indirect ownership interest at the time of the transaction, and, in some cases, also served as a director of such other entities. We also paid expenses with respect to space leased by a company affiliated with our Executive Chairman.

		September 30, 2017	September 24, 2016	September 26, 2015
Transactions
OpenBet Retail Limited	Total revenue	$1,853	$1,961	$2,436
NYX Gaming Group Limited	Total revenue	$89	—	—
Loxley Strategic Consulting Limited	Selling, general and administrative expenses	$(328)	$(256)	$(223)
Hydra Management LLC	Selling, general and administrative expenses	$(162)	—	—
Balances
OpenBet Retail Limited	Accounts receivable	$633	$151	$189